UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 14, 2006
                                                   ------------------


              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

        (Exact Name of Registrant as Specified in its Charter)


             -----------------------------------------------

              Delaware                0-20303             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
       ----------------------                                -----
       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
                                                        --------------



                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

      On September 14, 2006, Touchstone Applied Science
Associates, Inc. announced its financial results for its fiscal quarter and nine months ended July 31, 2006. A copy of this press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01(d).  EXHIBITS.

      The following Exhibit is filed as part of this Report:

Exhibit 99.1   Press Release dated September 14, 2006.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TOUCHSTONE APPLIED SCIENCE
                                      ASSOCIATES, INC.

Date:  September 15, 2006


                                      By: /s/ ANDREW L. SIMON
                                          -----------------------
                                          Andrew L. Simon
                                          President and Chief
                                          Executive Officer



                                      By: /s/ JAMES J. WILLIAMS
                                          ------------------------
                                          James J. Wiliams
                                          Vice President and Chief
                                          Financial Officer

                            INDEX TO EXHIBITS

Exhibit
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 99.1       Press Release dated September 14, 2006.